UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2019

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1175 Peachtree Street NE, 10th Floor

Atlanta, GA 30361

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 446-2052

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Streamline Health Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 22, 2019.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Director’s solicitation.  At the Annual Meeting, the Company’s stockholders voted upon five proposals.  The proposals are described in detail in the Company’s Proxy Statement.  A brief description and the final vote results for each proposal follow. The Company’s shares of common stock and preferred stock voted together as a single class.

1.  Election of five directors for terms expiring at the 2020 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Wyche T. “Tee” Green, III	12,193,164	416,642	7,973,658
Kenan H. Lucas	11,314,194	1,295,612	7,973,658
Jonathan R. Phillips	11,937,263	672,543	7,973,658
David W. Sides	11,948,493	661,313	7,973,658
Judith E. Starkey	12,091,796	518,010	7,973,658

As a result, each nominee was elected to serve as a director for a term expiring at the 2020 Annual Meeting of Stockholders.

2.  Approval of a non-binding advisory vote on the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
12,075,842	500,929	33,035	7,973,658

As a result, the resolution was approved.

3.  Non-binding advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
10,392,652	516,019	1,551,150	149,985	7,973,658

As a result, a frequency of ONE YEAR was approved.  In light of such vote, the Company will include a shareholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

4.  Adoption of the third amendment and restatement of the Streamline Health Solutions, Inc. 2013 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
11,818,671	756,337	34,798	7,973,658

As a result, the resolution was approved.

5.  Ratification of the appointment of the firm of Dixon Hughes Goodman LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2019:

For	Against	Abstain	Broker Non-Votes
20,445,587	134,170	3,707	0

As a result, the resolution was approved.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1

Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 22, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: May 23, 2019	By:	/s/ Thomas J. Gibson
		Name:	Thomas J. Gibson
		Title:	Chief Financial Officer